UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 4, 2010 (April 30, 2010)

JUMA TECHNOLOGY CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-105778	68-0605151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

154 Toledo Street Farmingdale, NY	11735
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 300-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

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FORWARD LOOKING STATEMENTS

Statements in this Current Report on Form 8-K (including the exhibits) that are not purely historical facts, including statements regarding Juma Technology Corp.’s beliefs, expectations, intentions or strategies for the future, may be “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, introduction of products in a timely fashion, market acceptance of new products, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new third-party products and techniques that render Juma Technology Corp.’s products obsolete, delays in obtaining regulatory approvals, potential product recalls and litigation. Risk factors, cautionary statements and other conditions which could cause Juma Technology Corp.’s actual results to differ from management’s current expectations are contained in Juma Technology Corp.’s filings with the Securities and Exchange Commission. Juma undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 1.01. Entry into a Material Definitive Agreement.

On April 30, 2010, the Company entered into the material agreements described in Item 3.02 below. As more fully described in Item 3.02 below, these agreements relate to a description of the preferred stock issued pursuant to the Exchange Agreements entered into by the Company and, respectively, Vision Opportunity Master Fund, Ltd. and Vision Capital Advantage Fund, LP (the “Holders”).

Prior to the entry into of the material agreements described in Item 3.02 below, there was no material relationship between the Company and the Holders under the Exchange Agreements, except to the extent that Vision Opportunity Master Fund, Ltd. and its affiliate, Vision Capital Advantage Fund, LP had previously provided financings to the Company in August 2007, November 2007, March 2008, June 2008, September 2008, November 2008, February 2009, May 2009, September 2009, December 2009, January 2010, February 2010, and March 2010, which financings were the subject of Current Reports on Form 8-K filed with the Commission on, respectively, August 22, 2007, December 5, 2007, March 13, 2008, June 24, 2008, September 17, 2008, November 19, 2008, February 12, 2009, May 27, 2009, September 30, 2009, December 29, 2009, February 2, 2010, March 2, 2010, and April 5, 2010. In connection with the consummation of the transactions contemplated by the November 2007 financing, an affiliate of Vision Opportunity Master Fund, Ltd. was appointed to the Company’s board of directors in December 2007. Vision Capital Advantage Fund, LP, an affiliate of Vision Opportunity Master Fund, Ltd., is a transferee of a portion of the Company’s securities owned by Vision Opportunity Master Fund, Ltd.

Item 3.02. Unregistered Sales of Securities.

The Exchange Agreements

The Company and each of Vision Opportunity Master Fund, Ltd. and Vision Capital Advantage Fund, L.P. entered into an Exchange Agreement (collectively, the “Exchange Agreements”). Under the Exchange Agreements, the applicable Holder tendered to the Company certain Series A Warrants and Series B Warrants, which had been issued to it in connection with prior financings, for cancellation of such Warrants and the exchange of such Warrants for an aggregate of 1,970,756 shares of the Company’s Series C Convertible Preferred Stock. Copies of the Exchange Agreements between the Company and the Holders dated as of April 30, 2010 are attached hereto as, respectively, Exhibit 4.1 and Exhibit 4.2. In order to facilitate the issuance of the Series C Convertible Preferred Stock, the Company filed with the Delaware Secretary of State a Certificate of Designation of the Relative Rights and Preferences of the Series C Convertible Preferred Stock. Under the Certificate of Designation, 10,000,000 shares of the Company’s authorized preferred stock has been designated as Series C Convertible Preferred Stock, of which an aggregate of 1,970,756 shares of Series C Convertible Preferred Stock were issued pursuant to the Exchange Agreements. A copy of the Certificate of Designation of the Relative Rights and Preferences of the Series C Convertible Preferred Stock is attached hereto as Exhibit 4.3.

The cancellation of the Series A Warrants and the Series B Warrants in exchange for the issuance of shares of the Company’s Series C Convertible Preferred Stock was made in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended. In this regard, the Company relied on the representations of the Holders contained in the Exchange Agreements.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

Exhibit Number	Description
4.1	Form of Exchange Agreement between Juma Technology Corp. and Vision Opportunity Master Fund, Ltd. dated as of April 30, 2010

4.2	Form of Exchange Agreement between Juma Technology Corp. and Vision Capital Advantage Fund, L.P. dated as of April 30, 2010

4.3	Form of Certificate of Designation of the Relative Rights and Preferences of the Series C Convertible Preferred Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

JUMA TECHNOLOGY CORP.

By:	/s/ Anthony Fernandez
Anthony Fernandez
Chief Financial Officer

Date: May 4, 2010

EXHIBIT INDEX

Exhibit Number	Description
4.1	Exchange Agreement between Juma Technology Corp. and Vision Opportunity Master Fund, Ltd. dated as of April 30, 2010

4.2	Exchange Agreement between Juma Technology Corp. and Vision Capital Advantage Fund, L.P. dated as of April 30, 2010

4.3	Form of Certificate of Designation of the Relative Rights and Preferences of the Series C Convertible Preferred Stock